As filed with the U.S. Securities and Exchange Commission on August 11, 2025

Registration No. 333-283019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 6

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Denali Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

For Co-Registrants, see “Table of Co-Registrants” on the following page.

Cayman Islands*	6770	92-2371901
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

437 Madison Avenue, 27th Floor

New York, NY 10022

(646) 978-5180

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Lei Huang

Chief Executive Officer

437 Madison Avenue, 27th Floor

New York, NY 10022

(646) 978-5180

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael J. Blankenship, Esq. Winston & Strawn LLP 800 Capital Street, Suite 2400 Houston, TX 77002	Jeffrey T. Hartlin, Esq. Elizabeth A. Razzano, Esq. Paul Hastings LLP 1117 S. California Avenue Palo Alto, CA 94304

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement and the satisfaction or waiver of all other conditions under the Merger Agreement described herein.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Registrant and Co-Registrant:

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

*

Immediately prior to the consummation of the Business Combination described in the proxy statement/prospectus, Denali Capital Acquisition Corp. intends to effect a deregistration under the Cayman Islands Companies Act (2023 Revision) (As Revised) (“Companies Act”) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which the jurisdiction of incorporation for Denali Capital Acquisition Corp. will be changed from the Cayman Islands to the State of Delaware (the “Domestication”). All securities being registered will be issued by the continuing entity following the Domestication, which will be renamed “Semnur Pharmaceuticals, Inc.” in connection with the Business Combination, as further described in the proxy statement/prospectus. Except where otherwise noted, as used herein, the “Company” refers to Denali Capital Acquisition Corp. as a Delaware corporation by way of continuation following the Domestication and the Business Combination, which in connection with the Domestication and simultaneously with the Business Combination, will change its corporate name to “Semnur Pharmaceuticals, Inc.”

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter(1)(2)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Semnur Pharmaceuticals, Inc.	Delaware	2836	46-2968523

(1) The Co-Registrant has the following principal executive office:

Semnur Pharmaceuticals, Inc.

960 San Antonio Road

Palo Alto, CA 94303

(2) The agent for service for the Co-Registrant is:

Jaisim Shah

Chief Executive Officer and President

Semnur Pharmaceuticals, Inc.

960 San Antonio Road

Palo Alto, CA 94303

(650) 516-4310

EXPLANATORY NOTE

This Amendment No.6 (“Amendment No. 6”) to the Registration Statement on Form S-4 (File No. 333-283019) of Denali Capital Acquisition Corp. (the “Registration Statement”) is being filed as an exhibits-only filing to amend Exhibit 107 in Part II of this Amendment No. 6. This Amendment No. 6 does not modify any provision of the proxy statement/prospectus that forms a part of the Registration Statement. Accordingly, this Amendment No. 6 consists only of the cover page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature pages to the Registration Statement, and the filed exhibit.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21. Exhibits and Financial Statements Schedules

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 6, 2022, by and among Denali Capital Acquisition Corp., US Tiger Securities, Inc. and EF Hutton, division of Benchmark Investments, LLC, as representatives of the several underwriters named therein. (incorporated by reference to Exhibit 1.1 of Denali’s Current Report on Form 8-K filed with the SEC on April 12, 2022).

2.1#‡	Agreement and Plan of Merger, dated as of March 18, 2019, by and among Scilex Holding Company, Sigma Merger Sub, Inc., Semnur Pharmaceuticals, Inc., Fortis Advisors LLC, solely as the representative of the Equityholders and, solely with respect to Section 1.8(a), Section 3.11 and Article X, Sorrento Therapeutics, Inc.

2.2‡	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 7, 2019, by and among Semnur Pharmaceuticals, Inc., Scilex Holding Company, Sigma Merger Sub, Inc., Fortis Advisors, LLC, solely as the representative of the Equityholders and, solely with respect to Section 1.8(a), 3.11 and Article X of the Agreement and Plan of Merger, Sorrento Therapeutics, Inc.

2.3#‡	Agreement and Plan of Merger, dated as of August 30, 2024, by and among Denali Capital Acquisition Corp., Denali Merger Sub Inc. and Semnur Pharmaceuticals, Inc. (included as Annex A-1 to the proxy statement/prospectus contained in this registration statement).

2.4‡	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 16, 2025, by and among Denali Capital Acquisition Corp., Denali Merger Sub Inc. and Semnur Pharmaceuticals, Inc. (included as Annex A-2 to the proxy statement/prospectus contained in this registration statement).

2.5‡	Amendment No. 2 to Agreement and Plan of Merger, dated as of July 22, 2025, by and among Denali Capital Acquisition Corp., Denali Merger Sub Inc. and Semnur Pharmaceuticals, Inc. (included as Annex A-3 to the proxy statement/prospectus contained in this registration statement).

3.1	Amended and Restated Memorandum and Articles of Association of Denali Capital Acquisition Corp. (incorporated by reference to Exhibit 3.1 of Denali’s Current Report on Form 8-K filed with the SEC on April 12, 2022).

3.2	Extension Amendment, dated as of October 11, 2023, to the Amended and Restated Memorandum and Articles of Association of Denali Capital Acquisition Corp. (incorporated by reference to Exhibit 3.1 of Denali’s Current Report on Form 8-K filed with the SEC on October 11, 2023).

3.3	Extension Amendment, dated as of July 10, 2024, to the Amended and Restated Memorandum and Articles of Association of Denali Capital Acquisition Corp. (incorporated by reference to Exhibit 3.1 of Denali’s Current Report on Form 8-K filed with the SEC on July 10, 2024).

3.4	Extension Amendment, dated as of April 11, 2025, to the Amended and Restated Memorandum and Articles of Association of Denali Capital Acquisition Corp. (incorporated by reference to Exhibit 3.1 of Denali’s Current Report on Form 8-K filed with the SEC on April 15, 2025).

3.5‡	Form of Certificate of Domestication of Denali Capital Acquisition Corp., to be filed with the Secretary of State of Delaware.

3.6‡	Form of Certificate of Incorporation of Denali Capital Acquisition Corp. (included as Annex B to the proxy statement/prospectus contained in this registration statement).

3.7‡	Form of Certificate of Designations of Semnur Pharmaceuticals, Inc. (included as Annex G to the proxy statement/prospectus contained in this registration statement).

Exhibit Number	Description

3.8‡	Form of Bylaws of Denali Capital Acquisition Corp. (included as Annex C to the proxy statement/prospectus contained in this registration statement).

4.1	Specimen Unit Certificate of Denali Capital Acquisition Corp. (incorporated by reference to Exhibit 4.1 of Denali’s Form S-1 filed with the SEC on April 5, 2022).

4.2	Specimen Class A Ordinary Share Certificate of Denali Capital Acquisition Corp. (incorporated by reference to Exhibit 4.2 of Denali’s Form S-1 filed with the SEC on April 5, 2022).

4.3	Specimen Warrant Certificate of Denali Capital Acquisition Corp. (incorporated by reference to Exhibit 4.3 of Denali’s Form S-1 filed with the SEC on April 5, 2022).

4.4	Warrant Agreement, dated as of April 6, 2022, between Denali Capital Acquisition Corp. and VStock Transfer, LLC, as warrant agent (incorporated by reference to Exhibit 4.1 of Denali’s Current Report on Form 8-K filed with the SEC on April 12, 2022).

5.1‡	Opinion of Winston & Strawn LLP regarding the validity of the securities.

8.1‡	Opinion of Winston & Strawn LLP regarding tax matters.

10.1	Letter Agreement, dated as of April 6, 2022, by and among Denali Capital Acquisition Corp., Denali Capital Global Investments LLC and certain security holders named therein (incorporated by reference to Exhibit 10.5 of Denali’s Current Report on Form 8-K filed with the SEC on April 12, 2022).

10.2	Investment Management Trust Agreement, dated as of April 6, 2022, by and between Denali Capital Acquisition Corp. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 10.1 of Denali’s Current Report on Form 8-K filed with the SEC on April 12, 2022).

10.3	Registration and Shareholder Rights Agreement, dated as of April 6, 2022, by and among Denali Capital Acquisition Corp., Denali Capital Global Investments LLC and certain security holders named therein (incorporated by reference to Exhibit 10.2 of Denali’s Current Report on Form 8-K filed with the SEC on April 12, 2022).

10.4‡	Second Amended and Restated Convertible Promissory Note, dated as of April 2, 2024, issued by Denali Capital Acquisition Corp. to Denali Capital Global Investments LLC.

10.5	Convertible Promissory Note, dated as of July 11, 2023, issued by Denali Capital Acquisition Corp. to FutureTech Capital LLC (incorporated by reference to Exhibit 10.1 to Denali’s Current Report on Form 8-K filed with the SEC on July 13, 2023).

10.6	Convertible Promissory Note, dated as of October 11, 2023, issued by Denali Capital Acquisition Corp. to FutureTech Capital LLC (incorporated by reference to Exhibit 10.1 to Denali’s Current Report on Form 8-K filed with the SEC on October 11, 2023).

10.7	Deferred Discount Agreement, dated as of November 20, 2023, by and among Denali Capital Acquisition Corp., Denali SPAC Holdco, Inc., US Tiger Securities, Inc., EF Hutton, division of Benchmark Investments, LLC and Craig-Hallum Capital Group LLC (incorporated by reference to Exhibit 10.2 to Denali’s Current Report on Form 8-K filed with the SEC on November 20, 2023).

10.8	Convertible Promissory Note, dated as of July 10, 2024, by and between Denali Capital Acquisition Corp. and Denali Capital Global Investments LLC (incorporated by reference to Exhibit 10.1 to Denali’s Current Report on Form 8-K filed with the SEC on July 10, 2024).

10.9	Convertible Promissory Note, dated as of August 9, 2024, by and between Denali Capital Acquisition Corp. and Scilex Holding Company (incorporated by reference to Exhibit 10.1 to Denali’s Current Report on Form 8-K filed with the SEC on August 9, 2024).

Exhibit Number	Description

10.10‡	Form of Amended and Restated Registration Rights Agreement, by and among Semnur Pharmaceuticals, Inc., Scilex Holding Company and certain security holders (included as Annex F to the proxy statement/prospectus contained in this registration statement).

10.11*‡	Form of Indemnification Agreement of Semnur Pharmaceuticals, Inc.

10.12*‡	2024 Semnur Pharmaceuticals, Inc. Stock Option Plan.

10.13*‡	Form of Stock Option Grant Notice and Form of Stock Option Agreement under 2024 Semnur Pharmaceuticals, Inc. Stock Option Plan.

10.14^‡	Sponsor Support Agreement, dated as of August 30, 2024, by and among Denali Capital Acquisition Corp., Semnur Pharmaceuticals, Inc. and each of the Persons set forth on Schedule I attached thereto (included as Annex D to the proxy statement/prospectus contained in this registration statement).

10.15#‡	Company Stockholder Support Agreement, dated as of August 30, 2024, by and among Scilex Holding Company, Semnur Pharmaceuticals, Inc. and Denali Capital Acquisition Corp (included as Annex E to the proxy statement/prospectus contained in this registration statement).

10.16#	Sponsor Interest Purchase Agreement, dated as of August 30, 2024, by and between Denali Capital Global Investments LLC and Scilex Holding Company (incorporated by reference to Exhibit 10.3 to Denali’s Current Report on Form 8-K filed with the SEC on September 5, 2024).

10.17#‡	Contribution and Satisfaction of Indebtedness Agreement, dated as of August 30, 2024, by and between Scilex Holding Company and Semnur Pharmaceuticals, Inc.

10.18	Stockholder Agreement, dated as of August 30, 2024, by and between Denali Capital Acquisition Corp. and Scilex Holding Company (incorporated by reference to Exhibit 10.4 to Denali’s Current Report on Form 8-K filed with the SEC on September 5, 2024).

10.19^‡	Master Services Agreement—SP-102, dated as of January 27, 2017, by and between Semnur Pharmaceuticals, Inc. and Lifecore Biomedical, LLC.

10.20‡	Amendment No. 1 to Master Services Agreement, dated as of April 26, 2018, by and between Semnur Pharmaceuticals, Inc. and Lifecore Biomedical, LLC.

10.21^‡	Amendment No. 2 to Master Services Agreement, dated as of June 6, 2023, by and between Semnur Pharmaceuticals, Inc. and Lifecore Biomedical, LLC.

10.22‡	Assignment Agreement by and among Shah Investor LP and the Company, dated as of August 6, 2013.

10.23‡	Advisory Services Agreement, dated as of August 26, 2024, by and between Wise Orient Investments Limited and Semnur Pharmaceuticals, Inc.

10.23.1‡	Amendment to Advisory Services Agreement, dated as of July 22, 2025, by and between Wise Orient Investments Limited and Semnur Pharmaceuticals, Inc.

10.24‡	Advisory Services Agreement, dated as of August 25, 2024, by and between 450W42ND MIMA, LLC and Semnur Pharmaceuticals, Inc.

10.24.1‡	Amendment to Advisory Services Agreement, dated as of July 22, 2025, by and between 450W42ND MIMA, LLC and Semnur Pharmaceuticals, Inc.

10.25#‡	Third Amended and Restated Convertible Promissory Note, dated as of January 24, 2025, issued by Denali Capital Acquisition Corp. to Denali Capital Global Investments LLC.

10.26‡	Form of Transition Services Agreement, by and between Scilex Holding Company and the Company.

Exhibit Number	Description

10.27‡	Stock Issuance Agreement, dated as of July 22, 2025, by and between Semnur Pharmaceuticals, Inc. and the party named therein.

10.28‡	Advisory Services Agreement, dated as of June 12, 2025, by and between JW Investment Management Company Limited and Semnur Pharmaceuticals, Inc.

10.29‡	Amendment to Advisory Services Agreement, dated as of July 22, 2025, by and between JW Investment Management Company Limited and Semnur Pharmaceuticals, Inc.

16.1	Letter Regarding Change in Accountants (incorporated by reference to Exhibit 16.1 to Denali’s Current Report on Form 8-K filed with the SEC on July 17, 2024).

21.1‡	List of Subsidiaries of the Registrant.

23.1‡	Consent of Marcum Asia CPAs LLP, independent registered public accounting firm of Denali Capital Acquisition Corp.

23.2‡	Consent of Marcum LLP, former independent registered public accounting firm of Denali Capital Acquisition Corp.

23.3‡	Consent of Pipara & Co LLP, independent registered public accounting firm of Semnur.

23.4‡	Consent of Winston & Strawn LLP (included in Exhibit 5.1 and 8.1).

24.1	Power of Attorney (included on the signature page to this proxy statement/prospectus).

99.1‡	Consent of Henry Ji to be named as a director nominee.

99.2‡	Consent of Jaisim Shah to be named as a director nominee.

99.3‡	Consent of Jay Chun to be named as a director nominee.

99.4‡	Consent of Dorman Followwill to be named as a director nominee.

99.5‡	Consent of Alexander Yue Wu to be named as a director nominee.

99.6‡	Form of Preliminary Proxy Card.

99.7‡	Fairness Opinion of CB Capital Partners, Inc. in relation to Valuation of Semnur Pharmaceuticals, Inc. by Denali Capital Acquisition Corp., dated August 30, 2024 (included as Annex H to the proxy statement/prospectus contained in this registration statement).

99.8‡	Consent of CB Capital Partners, Inc.

101.INS	Inline XBRL Instance Document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

107	Filing Fee Table.

‡	Previously filed.
*	Indicates management contract or compensatory plan or arrangement.

#

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

^

Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) information that the Registrant treats as private or confidential. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of August, 2025.

Denali Capital Acquisition Corp.

By:	/s/ Lei Huang
Name: Lei Huang
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lei Huang	Chief Executive Officer and Director (Principal Executive Officer)	August 11, 2025
Lei Huang

*	Chief Financial Officer (Principal Financial and Accounting Officer)	August 11, 2025
You (“Patrick”) Sun

*	Director	August 11, 2025
Huifeng Chang

*	Director	August 11, 2025
Jim Mao

*	Director	August 11, 2025
Kevin Vassily

*	Signed by Lei Huang pursuant to the power of attorney signed by each individual and previously filed with this Registration Statement on November 6, 2024

Pursuant to the requirements of the Securities Act, the co-registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of August, 2025.

Semnur Pharmaceuticals, Inc.

By:	/s/ Jaisim Shah
Name: Jaisim Shah
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jaisim Shah Jaisim Shah	Chief Executive Officer and President (Principal Executive Officer)	August 11, 2025

* Henry Ji, Ph.D.	Treasurer, Secretary and Director	August 11, 2025

* Stephen Ma	Principal Financial Officer	August 11, 2025

*	Signed by Jaisim Shah pursuant to the power of attorney signed by each individual and previously filed with this Registration Statement on November 6, 2024